Altaba Inc.

Consolidated Schedule of Investments

As of March 31, 2019 (unaudited)

($ in 000’s, except strike prices)

Description			Expiration	Principal $ / Shares / Units	Fair Value $
Affiliated Investments at Fair Value — 120.5%
Online Services and e-Commerce
Common shares - 120.5%
Alibaba Group Holding Limited (1)(2)(3)				283,315,416	51,690,898
Total Affiliated Investments at Fair Value (Cost — $2,011,203)					51,690,898

Unaffiliated Investments at Fair Value — 0.0%
Internet Software & Services
Common shares - 0.0%
SeatGeek, Inc. (1)(4)				47,463	185
Total Common Shares (Cost — $9)					185

Fixed Income Securities		Rate % (5)	Final Maturity (6)	Principal $	Fair Value $
Money Market Funds — 6.2%
Fidelity Government Portfolio - Class I		2.30		1,456,826	1,456,826
Invesco Government and Agency Portfolio - Instutitional Class		2.34		1,000,000	1,000,000
Invesco Treasury Portfolio - Institutional Class		2.33		219,852	219,852
JP Morgan U.S. Government Money Market Fund - Capital Class		2.33		2,300	2,300
Total Money Market Investments (Cost — $2,678,978)				2,678,978	2,678,978

	Rate Type	Rate % (7)	Final Maturity	Principal $	Fair Value $
Short Term
Corporate Debt — 0.3%
Financial — 0.1%
Berkshire Hathaway Finance Corp.	Floating	3.10 (3 month LIBOR USD + 0.32)	1/10/2020	2,500	2,505
Branch Banking and Trust Co.	Floating	3.24 (3 month LIBOR USD + 0.45)	1/15/2020	4,000	4,013
Branch Banking and Trust Co.	Floating	3.27 (3 month LIBOR USD + 0.53)	5/1/2019	12,500	12,500
National Rural Utilities Coop Finance Corp	Floating	3.00 (3 month LIBOR USD + 0.20)	4/5/2019	14,952	14,952
Principal Life Global Funding II	Fixed	1.50	4/18/2019	3,870	3,868
Total				37,822	37,838

Industrial — 0.2%
Apple Inc.	Floating	2.94 (3 month LIBOR USD + 0.20)	2/7/2020	13,506	13,529
Chevron Corp	Floating	2.83 (3 month LIBOR USD + 0.21)	3/3/2020	12,000	11,998
Cisco Systems Inc.	Floating	2.97 (3 month LIBOR USD + 0.34)	9/20/2019	11,000	11,009
Daimler Finance North America LLC	Fixed	2.30	1/6/2020	18,543	18,433
Honeywell International Inc.	Floating	3.03 (3 month LIBOR USD + 0.28)	10/30/2019	3,563	3,567
John Deere Capital Corporation	Fixed	2.30	9/16/2019	20,000	19,962
John Deere Capital Corporation	Floating	2.91 (3 month LIBOR USD + 0.30)	3/13/2020	8,140	8,153
Siemens Financieringsmaatschappij N.V.	Floating	2.95 (3 month LIBOR USD + 0.34)	3/16/2020	15,000	15,040
Total				101,752	101,691

Total Corporate Debt (Cost — $139,508)				139,574	139,529

		Rate % (8)
Commercial Paper — 2.0%
BPCE	Zero Coupon	2.86	9/17/2019	30,000	29,603
Exxon Mobil Corporation	Zero Coupon	2.46	4/8/2019	50,000	49,976
John Deere Capital Corporation	Zero Coupon	2.54	4/15/2019	25,000	24,975
Merck & Co., Inc.	Zero Coupon	2.47	4/2/2019	50,000	49,997
Merck & Co., Inc.	Zero Coupon	2.47	4/9/2019	50,000	49,973
National Australia Bank Limited	Zero Coupon	2.73	9/17/2019	75,000	74,053
National Australia Bank Limited	Zero Coupon	2.73	9/19/2019	50,000	49,361
Nestle Capital Corporation	Zero Coupon	2.56	9/4/2019	30,000	29,671
Nestle Capital Corporation	Zero Coupon	2.64	9/23/2019	50,000	49,366
Royal Bank of Canada	Zero Coupon	2.76	9/26/2019	80,000	78,922
Santander UK PLC	Zero Coupon	2.84	9/13/2019	50,000	49,358
Santander UK PLC	Zero Coupon	2.83	9/19/2019	25,000	24,669
Swedbank AB	Zero Coupon	2.74	9/16/2019	75,000	74,055
The Coca-Cola Company	Zero Coupon	2.71	9/19/2019	90,000	88,859
The Coca-Cola Company	Zero Coupon	2.68	9/20/2019	10,000	9,873
Walmart Inc.	Zero Coupon	2.49	4/8/2019	50,000	49,976
Walmart Inc.	Zero Coupon	2.49	4/9/2019	50,000	49,972
Walmart Inc.	Zero Coupon	2.49	4/10/2019	25,000	24,985
Total Commercial Paper (Cost — $857,623)				865,000	857,644

		Rate % (7)
Certificates of Deposits — 0.2%
BNP Paribas	Fixed	2.85	9/17/2019	50,000	50,000
BNP Paribas	Fixed	2.78	9/3/2019	25,000	25,000
Total Certificates of Deposits (Cost — $75,000)				75,000	75,000

U.S. Government Debt — 0.4%
United States Treasury	Fixed	0.88	9/15/2019	80,000	79,450
United States Treasury	Fixed	1.75	9/30/2019	90,000	89,691
Total U.S. Government Debt (Cost — $169,080)				170,000	169,141

Total Short Term Fixed Income Securities (Cost — $1,241,211) — 2.9%				1,249,574	1,241,314

Long Term
Corporate Debt — 0.4%
Financial — 0.2%
Mass Mutual Global Funding II	Fixed	1.95	9/22/2020	20,000	19,817
Protective Life Global Funding	Fixed	2.16	9/25/2020	7,000	6,939
U.S. Bank N.A	Fixed	2.05	10/23/2020	25,000	24,820
Wells Fargo Bank N.A.	Fixed	2.60	1/15/2021	35,000	34,888
Total				87,000	86,464
Industrial — 0.2%
American Honda Finance Corp	Fixed	2.45	9/24/2020	20,000	19,932
American Honda Finance Corp	Fixed	2.65	2/12/2021	12,500	12,491
American Honda Finance Corp	Floating	2.91 (3 month LIBOR USD + 0.21)	2/12/2021	12,500	12,506
Apple Inc.	Floating	2.77 (3 month LIBOR USD + 0.07)	5/11/2020	7,000	7,006
Intel Corp	Floating	2.78 (3 month LIBOR USD + 0.08)	5/11/2020	11,000	10,997

Toyota Motor Credit Corporation	Floating	3.03 (3 month LIBOR USD + 0.26)	4/17/2020	12,000	12,026
Total				75,000	74,958
Total Corporate Debt (Cost — $161,321)				162,000	161,422

Total Long Term Fixed Income Securities (Cost — $161,321) — 0.4%				162,000	161,422
Total Unaffiliated Investments (Cost — $4,081,519)				4,090,552	4,081,899

				Units	Fair Value $
Investment in Controlled Affiliate
Internet Software & Services
Excalibur IP, LLC (1)(4)				3,340	250,000
Total Investment in Controlled Affiliate (Cost — $0) — 0.6%					250,000

Total Investments — 130.6%					56,022,797

Liability for Margin Loan Payable — (7.0)%					(3,000,000)
Other Liabilities/Other Assets — (23.6)%					(10,127,024)

Net Assets Applicable to Common Shares — 100%					$42,895,773

(1)	Non-income producing securities.
(2)

The Fund is a party to a registration rights agreement with respect to its Alibaba shares. The registration rights agreement contains provisions restricting the ability to sell the Alibaba shares in certain circumstances. As of March 31, 2019, some of the Fund’s Alibaba shares were held in the form of ordinary shares. The Alibaba ordinary shares would need to be converted to American Depository Shares prior to any sale on the New York Stock Exchange. For a further description see the Fund’s Registration Statement on Form N-2.

(3)

All or a portion of this security has been pledged as collateral in connection with the Fund’s Margin Loan Agreement. As of March 31, 2019, the number of Alibaba shares pledged as collateral was 28,000,000 and the total value of securities pledged as collateral for the Margin Loan Agreement was $5.1 billion as well as approximately $2 billion of cash and short term investments. Subsequent to March 31, 2019, the Margin Loan has been repaid and all of the Alibaba shares pledged as collateral have been released.

(4)	Fair-value security. Represents fair value measured in good faith under procedures approved by the Board of Directors, aggregate holdings equal 0.6% of the net assets of the Fund.
(5)	Presented rate represents the Money Market Fund’s average 7-day % yield.
(6)	Money Market Funds do not have a set maturity date.
(7)	For fixed and floating rate bonds, the rate presented is the coupon rate as of March 31, 2019. LIBOR stands for London Interbank Offered Rate.
(8)	For zero coupon bonds, the rate presented is Yield as of March 31, 2019.

	Weighted Average Strike Price $	Expiration(1)	# of Contracts	Fair Value $
Written Warrants (1)(2)(3)
Total Value of Written Warrants (Premiums Received — $75,067)	69.39	3/1/19 - 5/24/19	3	(82,457)

(1)	European style warrants.
(2)

The initial strike price of the written warrants was $71.24. Counterparties to the written warrants may make adjustments to certain terms of the written warrants upon the occurrence of specified events, if the event results in a material change to the trading price of Altaba’s common stock or the value of the written warrants. The adjusted weighted average strike price of $69.39 was used in estimating the fair value of the written warrants as of March 31, 2019.

(3)	Fair-value security. Represents fair value measured in good faith under procedures approved by the Board of Directors, aggregate holdings equal (0.2)% of the net assets of the Fund.

At March 31, 2019, the tax cost basis of the Fund’s investments and derivatives was $8,759,382 and the unrealized appreciation and depreciation were $47,188,348 and $(7,390), respectively, with a net unrealized appreciation of $47,180,958.

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table reflects the valuation level used in the consolidated schedule of investments as of March 31, 2019 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Affiliated investments	$51,690,898	$—	$—	$51,690,898
Unaffiliated investments:
Common shares	—	—	185	185
Money market funds	2,678,978	—	—	2,678,978
Fixed income securities:
Corporate debt - short and long term	—	300,951	—	300,951
Commercial paper	—	857,644	—	857,644
Certificates of deposits	—	75,000	—	75,000
U.S. government debt	—	169,141	—	169,141

Investment in controlled affiliate:
Excalibur(1)	—	—	250,000	250,000

Financial assets at fair value	54,369,876	1,402,736	250,185	56,022,797

Written warrants	—	—	(82,457)	(82,457)

Total financial assets and liabilities at fair value	$54,369,876	$1,402,736	$167,728	$55,940,340

(1)	Excalibur assets relates to the Fund’s patent portfolio.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Assets			Liabilities
	Total Investments in Securities	Unaffiliated Investments	Investment in Controlled Affiliate	Written Warrants
Balance as of January 1, 2019	$250,185	$185	$250,000	$(23,974)
Purchases	—	—	—	32,047
Sales	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—	(74,926)
Realized gain (loss)	—	—	—	(15,604)
Transfers out of Level 3	—	—	—	—

Balance as of March 31, 2019	$250,185	$185	$250,000	$(82,457)

The change in unrealized appreciation (depreciation) attributable to assets and liabilities owned on March 31, 2019, which were valued using significant unobservable inputs (Level 3) amounted to nil and $(65) million, respectively.

The fair values of Altaba’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of Altaba’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). Altaba utilizes a pricing service to assist in obtaining fair value pricing for the marketable debt securities. The fair value for Altaba’s Level 3 financial assets were obtained using a variety of techniques including transaction price, income approach and Black-Scholes models.

Type of investment	Fair Value at March 31, 2019 (in thousands)	Valuation Technique	Unobservable Inputs
Unaffiliated investments - common shares	$185	Transaction price	Price per share	$2.60 - $5.20
Investment in controlled affiliate - Excalibur	$250,000	Income approach	Number of patents plus applications pending	3,340
			Discount rate	12.50%
Written warrants	$(82,457)	Black Scholes Model	Expected dividend yield	0.02%
			Risk-free interest rate	2.62%
			Market Volatility	25.18% - 41.14%
			Expected life (in years)	0.04

Quantitative Disclosure of Derivative Holdings

The Fund entered into Hedge Transactions to reduce the potential dilution with respect to Altaba’s common stock upon conversion of the Fund’s 0.00% Convertible Senior Notes due 2018 (the “Convertible Notes”). The Convertible Notes and Hedge Transactions were settled in December 2018.

The Fund also entered into Warrant Transactions with the certain option counterparties giving them the right to purchase common stock from Altaba. The Warrant Transactions initially covered, subject to customary anti-dilution adjustments, the same number of shares of common stock that initially underlay the Convertible Notes, including any notes purchased by the initial purchasers pursuant to their over-allotment option. The Warrant Transactions may separately have a dilutive effect with respect to Altaba’s common stock to the extent that the net asset value per share of its common stock exceeds the strike price of the Warrant Transactions, in which case the Fund would be prohibited under the 1940 Act from issuing shares to satisfy its obligations under the Warrant Transactions. If the Fund is required to sell assets to satisfy its obligations under the Warrant Transactions in cash, it may be required to do so at a time that is disadvantageous to the Fund and its stockholders.

The initial strike price of the Warrant Transactions was $71.24. Counterparties to the written warrants may make adjustments to certain terms of the Warrant Transactions upon the occurrence of specified events. The adjusted weighted average strike price of $69.39 (which takes into account adjustments made by Counterparties to the Warrant Transactions in connection with the sale of its operating business to Verizon Communications Inc.) was used in estimating the fair value of the written warrants as of March 31, 2019. The Warrant Transactions began to expire on March 1, 2019 and will continue to expire through May 24, 2019.

There is no master netting arrangement policy.

The average quarterly fair value of written warrants during the period ended March 31, 2019 was $(53) million.

The realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives recognized on the consolidated statement of operations for the period ended March 31, 2019 is as follows (in thousands):

Amount of realized gain (loss) on derivatives recognized as a result of operations:

Written
Warrants
Equity contracts	$(15,604)

Change in unrealized appreciation (depreciation) on derivatives recognized as a result of operations:

Written
Warrants
Equity contracts	$(74,926)

Investments in Affiliates(1)

If the Fund’s holding represents ownership of 5% or more of voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The Fund had the following transactions during the period ended March 31, 2019 with affiliated companies(1):

Alibaba Group
Holding
Limited
Balance of shares held at January 1, 2019	283,315,416
Purchases	—
Balance of shares held at March 31, 2019	283,315,416
Fair value as of March 31, 2019(2)	$51,690,898
Change in unrealized appreciation (depreciation)(2)	$12,856,854
Distributions(2)	$—
Net realized gain (loss)(2)	$—

(1)	Affiliated issuer, as defined in the Investment Company Act of 1940, as amended.
(2)	In thousands.

Excalibur IP,
LLC
Balance of patents held and applications pending at January 1, 2019	3,420
Change in patents held	(80)
Balance of patents held and applications pending at March 31, 2019	3,340
Fair value as of March 31, 2019(2)	$250,000
Change in unrealized appreciation (depreciation)(2)	$—
Distributions(2)	$—
Net realized gain (loss)(2)	$—

(1)	Affiliated issuer, as defined in the Investment Company Act of 1940, as amended.
(2)	In thousands.

SIGNATURE

The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant):	Altaba Inc.

By (Signature and Title):	/s/ Alexi A. Wellman
Alexi A. Wellman, Chief Financial and Accounting Officer

Date:	May 3, 2019